LOAN AGREEMENT

               THIS LOAN AGREEMENT, made and entered into this 1st day of September, 1998 by and among INTRUST BANK, N.A. (herein referred to as "Bank"), TENT Finance, Inc. , a Delaware corporation, and Total Entertainment Restaurant Corp., a Delaware corporation (herein collectively referred to as "Borrower") and the Subsidiaries, as defined below (herein collectively referred to as "Guarantor").

                             WITNESSETH:

                             WHEREAS, Borrower has requested a revolving line of
credit in the amount of $20,000,000 from Bank; and

                             WHEREAS,  Bank has agreed to  provide  such line of
credit under certain terms and conditions; and

                             WHEREAS,   Guarantor   has   agreed  to   guarantee
Borrower's obligations to Bank and hypothecate its assets as additional security for the line of credit.

                             NOW,  THEREFORE,  in consideration of the terms and
conditions contained herein, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                             1.1. Definitions.  When used in this Agreement, the
following terms shall have the following meanings:

                             (a)  "Accounts"  shall  mean  the  accounts  of the
Borrower and Guarantor as that term is defined in the UCC. "Accounts" include all receivables, third-party claims, instruments, documents, chattel paper and executory contract rights

                             (b)  "Agreement"  shall  mean this  Loan  Agreement
together with all amendments and supplements hereto.

                             (c) "Capital Lease Excess" shall mean the amount by
which the total outstanding under all Capital Leases of Borrower or Guarantor on a consolidated basis, exceeds the sum of one million dollars ($1,000,000.00). "Capital Leases" shall mean leases of personal property which are eligible for capital treatment under generally accepted accounting principles consistently applied.

                             (d)  "Collateral"  shall mean all of Borrower's and
Guarantor's right, title and interest in its Accounts, Contracts, Equipment, General Intangibles and Inventory along with all Borrower's and Guarantor's right, title and interest in its Restaurants, including but not limited to, the Real Estate, Leaseholds, FF&E, Accounts, Contracts, General Intangibles, Inventory, Licenses and Permits and Trademark Licenses relating to the Restaurants, whether now owned or hereafter acquired, including all proceeds from the disposition or collection thereof.

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                             (e)   "Contracts"   shall   mean   all   contracts,
agreements and warranties governing the use, occupancy, operation, management, name, or chain affiliation and /or repair and service of a Restaurant, and all
leases  and  occupancy  agreements,  and  all  amendments,   modifications,  and
supplements to any of the foregoing, of Borrower and Guarantor.

                             (f) "EBITDA" shall mean the aggregate of Borrower's
and Guarantor's consolidated net income before interest expense, tax expense, depreciation expense and amortization expense cumulated for the fifty two (52) weeks immediately preceding the date of determination, excluding EBITDA generated by any New Restaurant.

                             (g)  "EBITDA  Multiple"  shall  mean the factor 2.5
from the date of this Agreement until March 31, 1999, and the factor 2.25 commencing April 1, 1999.

                             (h)  "Equipment"  shall mean Borrower's and each of
Guarantor's equipment as that term is defined in the UCC.

                             (i)  "Event  of   Default"   shall  mean  an  event
described in Article VII.

                             (j)  "Facility"  shall  mean the  revolving  credit
facility extended to Borrower by Bank evidenced by the Facility Note, as further described in Section 2.1 hereof.

                             (k)  "FF&E"  shall  mean  Borrower's  and  each  of
Guarantor's fixtures, furnishings, Equipment, furniture and other items of tangible personal property now or hereafter located in the Restaurant or used in connection with the operation, and the maintenance of all or any part of the Restaurant, including, without limitation, appliances, machinery, equipment, signs, artwork, furnishings, and specialized equipment for kitchens, laundries, bars, restaurants, public rooms, linens, dishware, awnings, shades, blinds, floor coverings, hall and lobby equipment, heating, lighting, plumbing, ventilating, refrigerating, incinerating, elevators, escalators, air conditioning and communication systems, security systems, sprinkler systems, fire prevention and extinguishing apparatus, cash registers, computers and related equipment, equipment for the maintenance, repair and cleaning of parking areas, walks, driveways and common areas.

                             (l) "General Intangibles" shall mean Borrower's and
each of Guarantor's general intangibles as that term is defined in the UCC.

                             (m)   "Indebtedness"   shall  refer  to  all  debt,
including all contract, tort and statutory obligations of any nature of Borrower or Guarantor to Bank of every kind and description, direct or indirect, primary or secondary, secured or unsecured (including overdrafts), joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how it may be evidenced.

                             (n)  "Inventory"  shall mean Borrower's and each of
Guarantor's inventory as that term is defined in the UCC.

                             (o) "Leasehold" shall mean the interest of Borrower
or Guarantor under any ground lease or lease of improvements, including the leasehold estate created thereby, and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs,

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replacements  and  improvements  now or  hereafter  located  thereon,  plus  all modifications, extensions and renewals of any lease and all credits, deposits, options, privileges and rights of Borrower or Guarantor as lessee under a lease, including, but not limited to, the right, if any, to renew or extend the lease for a succeeding term or terms; all the estates, rights, title, claims or demands whatsoever of Borrower or Guarantor either in law or in equity, in possession or expectancy, of, in and to the real estate covered by any lease or improvements located thereon; and all easements, rights-of-way, strips of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights.

                             (p)  "Licenses & Permits"  shall mean all  building
permits, certificates of occupancy and other permits, licenses, memberships, franchises, contracts, approvals and authorizations necessary for Borrower or Guarantor to own, use, occupy, operate or maintain a Restaurant or any part thereof as operated now or in the future, including any license required for the service of alcoholic beverages.

                             (q) "Loan  Documents"  shall mean and refer to this
Agreement, the Note, all mortgages or deeds of trust, all security agreements and assignments, all guaranty agreements, and all other documents and agreements required to be executed herein or executed pursuant hereto, and as any of them may be extended, renewed, amended or supplemented from time to time.

                             (r) "National Prime Rate" shall mean the Prime Rate
as published in the Wall Street Journal, Money Rates Table, as of the date of any interest rate adjustment.

                             (s)  "Net  Worth"  shall  mean at any  date the net
worth of Borrower, consolidated with Guarantor, including intangible assets not to exceed $6,000,000, as determined under GAAP.

                             (t) "New Restaurant'  shall mean a Restaurant under
construction or in its first fiscal quarter of operation, if the results of its operation are not, and have not previously been, included in Borrower's EBITDA calculation.

                             (u) "Note"  shall mean the Facility  Note,  and all
extensions, renewals, modifications or replacements thereof.

                             (v)   "Operating   Leases"  shall  mean  leases  of
personal or real property by Borrower or Guarantor, the payment of which is deducted from the results of operations of Borrower or Guarantor prior to calculation of EBITDA.

                             (w) "Real Estate"  shall mean the real estate,  all
buildings or improvements situated thereof, together with all easements, servitudes, rights of way, sewer rights and all appurtenances whatsoever, in any way now or hereafter belonging to the real estate and the rents, issues and profits thereof.

                             (x)  "Restaurant"  shall mean the Real  Estate,  if
owned by Borrower or Guarantor; any Leasehold interest of Borrower or Guarantor; all improvements, buildings, structures and appurtenances located on the Real Estate or any leasehold, including bars, banquet,

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meeting and other public rooms, garage and parking spaces, kitchens,  storerooms and maintenance  workshops and all public grounds; and all Accounts,  Contracts,
General  Intangibles,   Inventory,   Licenses  and  Permits,   FF&E,  plans  and
specifications,  Trademark  Licenses  and all other  property  of every kind and
description  used  or  useful  in  the  ownership,   occupancy,  operation,  and
maintenance of the restaurant as currently operated or proposed to be operated in the future, together with any and all proceeds of the foregoing, including, without limitation, any and all cash and noncash consideration received from the sale, exchange, lease, collection or other disposition of any of the foregoing, any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any of the foregoing, and all replacements, substitutions for the foregoing or assessions thereto.

                             (y)  "Subsidiaries"  shall mean on the date of this
Agreement, the entities identified on Attachment "A" hereto. "Subsidiaries" shall further include all future entities owned in whole or in part by TENT
Finance, Inc. to the extent such entities own and operate Fox & Hound Restaurants, Bailey's Sports Grilles, or other ventures financed in whole or in part by proceeds of the Facility.

                             (z) "Trademark  Licenses"  shall mean all trademark
rights, trade names, trade name rights, patents, patent rights, and fictitious name rights necessary to enable Borrower or Guarantor to conduct its business without conflict with the rights of others, including contracts granting to Borrower or Guarantor any right to use any Trademark or name with regard to a Restaurant or part thereof.

                             (aa) "UCC" shall mean the Uniform  Commercial  Code
as from  time to time in  effect in the  State of  Kansas.

                                   ARTICLE II
                               NOTE AND SECURITY

                             Section  2.1.  FACILITY.  Pursuant to the terms and
conditions of this Agreement, Bank agrees to establish a Facility of $20,000,000 in favor of Borrower, to be evidenced by a Facility Note which shall mature on October 1 , 2001. A copy of the Facility Note is attached hereto as Attachment "B ". Advances under the Facility will be made by Bank to Borrower from time to time in accordance with the terms and conditions of this Agreement. All advances shall be used by Borrower solely for the purposes set forth in Section 2.4 hereof.

                             Section 2.2. TERMS OF PAYMENT ON FACILITY. Interest
on the Note, or any advance thereunder, shall be adjusted on the first day of each month to National Prime Rate as of such date less %. Accrued interest shall be due on the first day of each month beginning October 1, 1998. Principal shall be due and payable at maturity.

                             Section 2.3. LIMITATIONS ON THE FACILITY.  Borrower
may borrow, partially or wholly repay its borrowings, and reborrow, by requesting advances from the Facility, so long as:

                             (a) The total Indebtedness owed Bank, including all
principal and accrued interest does not exceed the Facility at any one time;

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                             (b)  None  of the  terms  and  conditions  of  this
Agreement are in default and Bank has not determined that there has been a material adverse change in the financial condition of Borrower on a consolidated basis; or

                             (c) Neither  Borrower  nor  Guarantor is in default
under any loan, any other financial obligation, or any other material agreement.

                             (d)  The   advance,   when   aggregated   with  all
outstanding Indebtedness of Borrower, will not result in a breach of the financial covenants set forth in Section 5.12 hereof, as of the date of such loan or advance hereunder; and

                             (e)  The   advance,   when   aggregated   with  all
outstanding loans, advances or loan commitments by Bank, to Borrower (or to other persons or entities required by law to be aggregated with the outstanding loans of Borrower), would not exceed Bank's legal lending limit determined pursuant to federal regulations and issuances of the Office of the Comptroller of the Currency, as of the date of such loan or advance hereunder.

                             Section 2.4. USE OF PROCEEDS. The proceeds from the
Facility shall be used for working capital and restaurant development, including acquisition of furnishings, fixtures, equipment and leaseholds for Fox & Hound restaurants, English Pub & Grille restaurants, Bailey's Sports Grille , Baileys Pub & Grille restaurants, or other ventures approved by Bank.

                             Section 2.5.  SECURITY.  As security for the entire
Indebtedness to Bank, Borrower and Guarantor hereby pledge, assign and grant a first security interest in favor of Bank in the Collateral of Borrower and Guarantor. It is acknowledged that Borrower may from time to time form additional Subsidiaries for the purpose of operating additional locations. From the date of formation of such new Subsidiary, it shall be deemed a Guarantor hereunder, subject to the terms and condition of this Agreement. Borrower agrees to promptly notify Bank of the formation of any new Subsidiary and to cause such Subsidiary to deliver to Bank an unlimited guaranty of the Indebtedness and other Loan Documents reasonably requested by Bank to grant and perfect in Bank a first and prior security interest in the Collateral held by such new Subsidiary.

                             Section 2.6.  RENEWALS AND EXTENSIONS.  If no Event
of Default has occurred or is continuing, Borrower shall have the option to renew the Indebtedness outstanding under the Facility Note on its maturity date. Such renewal shall be evidenced by a term note having a maturity date of October 1 , 2005 (the "Renewal Note"). Interest on the Renewal Note shall be adjusted on the first day of each month to National Prime Rate as of such date less %. The Renewal Note shall provide for equal installments of principal and interest commencing on November 1, 2001 and continuing each month thereafter as necessary to fully amortize the Indebtedness plus future interest over the term. As a precondition of such renewal, Borrower and Guarantor agree to execute and deliver to Bank such additional documents as may be required by Bank to grant, continue or perfect Bank's interest in the Collateral, as it may exist at the time of such renewal.

Any renewal, extension or modification of the Facility Note, or any advance made pursuant to the terms of such note, or any other indebtedness which Borrower may have with Bank in the future, shall be subject to the terms of this Agreement. Except as expressly set forth herein, Bank is

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under no obligation to renew any obligation when it matures.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES

                             Borrower  and   Guarantor   hereby   represent  and
warrant, and so long as any indebtedness from Borrower to the Bank remains outstanding, continuously represents and warrants as follows:

                             Section   3.1.   LEGAL   STATUS.   Borrower   is  a
corporation duly organized and existing under the laws of the State of Delaware, and is qualified to do business, and is in good standing, in all jurisdictions in which it conducts its business. Guarantor is an entity as described on Attachment "A", organized and existing under the laws set forth on Attachment "A", and is qualified to do business, and is in good standing, in all jurisdictions in which it conducts its business.

                             Section   3.2.   NO   VIOLATION.   The  making  and
performance by Borrower and Guarantor of this Agreement does not violate any provision of law, or result in a breach of, or constitute a default under, Borrower's or Guarantor's articles of incorporation and bylaws, or any Loan Documents, agreement, indenture or other instrument to which Borrower or Guarantor may be a party or by which it may be bound.

                             Section  3.3.  LITIGATION.  There are no pending or
threatened actions or proceedings before any court or administrative agency against Borrower or any Guarantor which would have a material adverse effect upon the financial condition or results of operations of Borrower or any Guarantor other than those heretofore disclosed to Bank in writing.

                             Section 3.4.  CORRECTNESS OF FINANCIAL  STATEMENTS.
The financial statements heretofore and hereafter delivered by Borrower to Bank present fairly the financial condition of Borrower, consolidated with Guarantor, and have been prepared in accordance with generally accepted accounting principles consistently applied. As of the date of each such financial statement, and since such date, there has been no material adverse change in the financial condition or results of operations of Borrower or Guarantor, nor has Borrower or Guarantor mortgaged, pledged or granted a security interest in, or encumbered, any assets or properties since such date.

                             Section 3.5. AUTHORIZATION. The Loan Documents have
been duly authorized, executed and delivered by Borrower and Guarantor and are the legal, valid and binding obligations of Borrower and Guarantor enforceable in accordance with their respective terms except as rights to indemnity and contribution contained in the Loan Documents may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights.

                             Section 3.6. NO  SUBORDINATION.  The obligations of
Borrower and Guarantor under this Agreement and the Loan Documents, are not subordinated in right of payment or in lien priority to any obligation of Borrower or Guarantor.

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                             Section 3.7. PERMITS,  FRANCHISES.  The Borrower or
Guarantor, as applicable, now possesses, and will hereafter possess, all Licenses and Permits and Trademark Licenses, except where the failure to possess such Licenses and Permits and Trademark Licenses would not have a material adverse effect upon the financial condition or results of operations of the Borrower or any Guarantor.

                             Section 3.8. YEAR 2000 COMPLIANT. Borrower and each
Guarantor has:

                             (a) Undertaken a detailed  inventory,  review,  and
assessment of all areas within its business and operations that could be materially adversely affected by the failure of Borrower or Guarantor to be Year 2000 Compliant on a timely basis;

                             (b) Developed a plan and timeline for becoming Year
2000 Compliant on a timely basis; and

                             (c) To date,  implemented in all material  respects
that plan in accordance with that timetable, except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect on the financial condition or results of operations of Borrower or any Guarantor.

Borrower and Guarantor reasonably anticipate that they will be Year 2000 Compliant on a timely basis. Borrower and Guarantor plan to make timely written inquiry of each of their key suppliers, vendors, and customers as to whether such persons will, on a timely basis, be Year 2000 Compliant in all material respects and on the basis of such inquiry believe that all such persons will be so compliant. For the purposes hereof, "Year 2000 Compliant" means, with regard to any entity, that all software, embedded microchips, and other processing capabilities utilized by, and material to the business operations or financial condition of, such entity are able to interpret and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenario, including in relation to dates in and after the Year 2000. For purposes hereof, "key suppliers, vendors and customers" refers to those suppliers, vendors and customers of Borrower or Guarantor whose business failure would, with reasonable probability, result in a material adverse change in the business, properties, condition (financial or otherwise), or prospects of Borrower or Guarantor.

                        ARTICLE IV - CONDITIONS PRECEDENT

                             The  obligation  of Bank to make any advance  under
the Loan Agreement , is subject to the fulfillment of the following conditions:

                             Section 4.1.  APPROVAL OF BANK  COUNSEL.  All legal
matters incidental to all such advances hereunder shall be satisfactory to legal counsel of Bank.

                             Section 4.2.  COMPLIANCE.  The  representations and
warranties contained herein shall be true as of the date of the signing of this Agreement and on the date of any advance, no Event of Default, as defined in
Article VII herein, and no condition, event or act which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, shall have occurred.

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                             Section  4.3.  DOCUMENTATION.  Borrower  shall have
delivered to Bank in form and substance satisfactory to Bank the following described documents:

                             (a) This  Agreement and other Loan  Documents  duly
executed by Borrower and Guarantor granting to Bank a first and prior perfected security interest in the Collateral;

                             (b)  Certified  copy  of  Corporate  Resolution  of
Borrower ratifying this Agreement and authorizing the execution of the Loan Documents;

                             (c)  Certified  copy  of  Resolution  of  Guarantor
ratifying this Agreement and authorizing the Guaranty Agreement and other Loan Documents;

                             (d) Unlimited unconditional Guaranty Agreement from
the Guarantors;

                             (e)  Such  other  documentation  as  the  Bank  may
reasonably require.

                        ARTICLE V - AFFIRMATIVE COVENANTS

                             Borrower  and  Guarantor  covenant  that so long as
Borrower is indebted to Bank under this Agreement, Borrower and Guarantor will:

                             Section 5.1.  PUNCTUAL  PAYMENT.  Punctually pay to
Bank all payments required to be made under this Loan Agreement and any Note.

                             Section 5.2. ACCOUNTING RECORDS.  Maintain adequate
books and accounts in accordance with generally accepted accounting principles consistently applied, so that any time, and from time to time, the true and complete financial condition of Borrower consolidated with Guarantor is fairly presented and can be readily determined, and permit any representative of Bank at any reasonable time, to inspect, audit and examine such books and accounts of Borrower or any Guarantor and permit Bank to make and obtain copies of any such books and accounts, and to permit any representative of Bank to inspect the properties of Borrower and any Guarantor.

                             Section 5.3. FINANCIAL STATEMENTS: Furnish Bank:

                             (a) Not later  than 105 days  after,  and as of the
end of each fiscal year, a financial statement of Borrower prepared by a certified public accountant to include balance sheet and income statement;

                             (b) Not  later  than 50 days  after the end of each
calendar quarter, a balance sheet and statement of income of Borrower, consolidated with Guarantor, in a form satisfactory to Bank, certified correct by an officer of Borrower;

                             (c) Not later  than 15 days after the end of each 4
week accounting period, a borrowing base certificate in a form acceptable to Bank, to include certification of EBITDA and detailed description of New Restaurants opened for business during the period, certified correct by an officer of Borrower; and

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                             (d) From time to time  such  other  information  as
Bank may reasonably request.

                             Section   5.4.   NOTICE  TO   ACCOUNTANTS.   Notify
Borrower's and Guarantor's accountants in writing that Bank intends to rely upon financial information prepared by such accountants on behalf of Borrower and each Guarantor in determining whether to make any extension of credit covered by this Loan Agreement, including any advance, renewal or extension thereto.

                             Section 5.5.  EXISTENCE.  Preserve and maintain the
existence and all of the rights, privileges and franchises of Borrower and Guarantor; conduct all business in an orderly, efficient, and regular manner; and comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of a governmental authority except where the failure to preserve and maintain such rights, privileges and franchises or where the failure to comply with such laws, rules, regulations and orders would not have a material adverse effect upon the financial condition or results of operations of Borrower or any Guarantor. Provided, further, that upon the prior written consent of Bank which shall not be unreasonably withheld or delayed, Borrower or Guarantor may relocate, consolidate or close any Restaurant if such relocation, consolidation or discontinuance would not have a material adverse effect upon the financial condition or results of operations of Borrower or any Guarantor.

                             Section 5.6. INSURANCE.  Maintain and keep in force
insurance of the types and in amounts customarily carried in the line of business similar to that of Borrower and Guarantor, including, but not limited to, fire, public liability, property damage, workers' compensation, and carried with companies and in amounts reasonably satisfactory to Bank; and Borrower and Guarantor shall deliver to Bank from time to time, at Bank's request, schedules setting forth all insurance then in effect. Borrower and Guarantor shall maintain and keep in force product liability insurance in such amounts deemed adequate and economically feasible by the parties.

                             Section 5.7.  FACILITIES.  Keep all  Borrower's and
Guarantor's properties in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto as shall be reasonably necessary for the proper conduct of its business. . Provided, further, that upon the prior written consent of Bank which shall not be unreasonably withheld or delayed, Borrower or Guarantor may relocate, consolidate or close any of its facilities if such relocation, consolidation or discontinuance would not have a material adverse effect upon the financial condition or results of operations of Borrower or any Guarantor. Borrower and Guarantor shall promptly satisfy any and all mechanic's or materialmen's liens filed on any of its facilities.

                             Section 5.8. TAXES AND OTHER  LIABILITIES.  Pay and
discharge when due any and all indebtedness, obligations, assessments, and taxes of Borrower or Guarantor, except such as it may in good faith contest or as to which a bona fide dispute may arise.

                             Section 5.9.  LITIGATION.  Promptly  give notice in
writing to Bank of any litigation pending or threatened against Borrower or Guarantor where the amount sought exceeds $50,000.

                             Section 5.10. NOTICE TO BANK.  Promptly give notice
in writing to Bank of (a)
the occurrence of any Event of Default, as defined in Article VII; (b) any change in the name, identity or corporate structure of Borrower or Guarantor; or
(c) any uninsured or partially uninsured loss through fire, theft, liability or property damage in excess of an aggregate of $100,000 to Borrower or to Guarantor.

                             Section 5.11.  SECURITY  DOCUMENTATION AND POWER OF
ATTORNEY. Upon request of Bank, assist Bank in obtaining and filing all security agreements, financing statements, and other documentation required to retain Bank's perfected security interest in the assets of Borrower and Guarantor. Borrower and Guarantor irrevocably appoints Bank as its attorney in fact to execute all financing statements and amendments thereto on behalf of Borrower and Guarantor. Bank shall promptly provide Borrower with copies of all documents executed by Bank under this Section.

                             Section  5.12.   FINANCIAL   CONDITIONS.   Maintain
Borrower's financial condition, when consolidated with Guarantor, as follows:

                             (a) Borrower  shall  maintain Net Worth of not less
than $20,000,000.

                             (b)  Borrower's   Indebtedness  to  Bank  plus  any
Capital Lease Excess, shall not exceed the lesser of (i) $20,000,000 , or (ii) (EBITDA x EBITDA Multiple) + (New Restaurants x $250,000) . If such limit is exceeded, Borrower shall immediately reduce its outstanding Indebtedness to Bank as required to bring itself into compliance with the foregoing financial condition.

                             Section  5.13.   PAYMENT  OF  COSTS  AND  EXPENSES.
Borrower and Guarantor agree to pay to Bank, on demand, all reasonable and necessary costs and expenses as provided in this Agreement and the other Loan Documents, and all costs and expenses reasonably and necessarily incurred by Bank from time to time in connection with this Agreement and the other Loan Documents, including, without limitation, those reasonably and necessarily incurred in: (i) preparing, negotiating, amending, waiving or granting consent with respect to the terms of any or all of the Loan Documents; (ii) enforcing the Loan Documents; (iii) performing any of Borrower's or Guarantor's duties under the Loan Documents upon Borrower's or Guarantor's failure to perform them;
(iv) filing financing statements, assignments or other documents relating to the Collateral (e.g., filing fees, registration taxes); (v) compromising, pursuing, or defending any controversy, action or proceeding resulting, directly or indirectly, from Bank's relationship with Borrower or Guarantor, regardless of whether Borrower or Guarantor is a party to such controversy, action or proceeding and whether the controversy, action or proceeding occurs before or after all indebtedness owing to Bank by Borrower and Guarantor has been paid in full; provided, however, that Borrower and Guarantor shall not be liable to Bank for costs and expenses resulting from the gross negligence or the willful misconduct of Bank in connection therewith; (vi) enforcing or collecting any part of the indebtedness owing to Bank by Borrower or any guaranty contemplated under the Loan Documents; (vii) actual out of pocket expenses of Bank incurred to employ collection agencies or other agents to collect any or all of the accounts and accounts receivables; and (viii) obtaining independent appraisals of the Collateral from time to time as deemed reasonably necessary by Bank. Any amount due to Bank pursuant to this Section shall, if not paid upon demand, accrue interest at the per annum rate of 5 percentage points over Bank's base rate as adjusted from time to time.

                         ARTICLE VI - NEGATIVE COVENANTS

                             Borrower and  Guarantor  covenants  that so long as
Borrower is indebted to Bank, Borrower and Guarantor will not, without prior written consent of Bank which shall not be unreasonably withheld or delayed:

                             Section 6.1. OTHER INDEBTEDNESS.  , Create,  incur,
or permit to exist any liabilities resulting from borrowings, leases, loans or advances, whether secured or unsecured, or any liens, mortgages or other encumbrances, except:

                             (a) Indebtedness to Bank,

                             (b)  Obligations  of  Borrower or  Guarantor  under
Operating Leases,

                             (c)  Obligations  of  Borrower or  Guarantor  under
Capital Leases aggregating less than one million dollars ($1,000,000), computed on a consolidated basis;

                             (d) other  indebtedness  of Borrower  or  Guarantor
outstanding on the date of this Agreement and reflected in its financial statements or otherwise disclosed in writing to Bank; and

                             (e) obligations in the ordinary course of business.

                             Section 6.2. MERGER, CONSOLIDATION, SALE OF ASSETS.
Merge into or consolidate with any corporation or other entity or acquire all or substantially all of the assets of any other corporation or entity; or sell, lease, assign, transfer or otherwise dispose of all or substantially all of its assets.

                             Section 6.3.  GUARANTIES,  ADVANCES AND  DIVIDENDS.
Guarantee or become liable in any way as surety, endorser (other than as endorser of negotiable instruments in the ordinary course of business) or accommodation for the debt or obligations of any person or entity, or make advances to officers or employees in excess of $50,000 in the aggregate, other than regularly scheduled salary payments and regular payments to an existing qualified profit or pension plan. Borrower may not make treasury stock purchases.

                         ARTICLE VII - EVENTS OF DEFAULT

                             Section  7.1.   EVENTS  OF  DEFAULT.   Any  of  the
following shall constitute an Event of Default.

                             (a) Default by Borrower in any payment of principal
or interest under any indebtedness to Bank or any sum due in this Agreement; or

                             (b) Any representation or warranty made by Borrower
or Guarantor hereunder which shall be incorrect in any material respect; or

                             (c)  Default  by  Borrower  or   Guarantor  in  the
performance of any other term,
covenant or agreement contained herein, which default is not cured within 20 days from its occurrence; or

                             (d)  Default by  Borrower  or  Guarantor  under the
terms of any agreement, note or other instrument except to the extent that such default could not reasonably be expected to have a material adverse effect on the financial condition of Borrower or any Guarantor or where such default has been cured within 30 days; provided, however, that if Borrower or Guarantor defaults in its performance under any other agreement, note, or instrument and such default causes Borrower's or Guarantor's obligations to be immediately due and payable, then Bank, in its sole discretion, may immediately exercise its rights under Section 7.3 herein; or

                             (e)  The  failure  of  Borrower  or   Guarantor  to
promptly pay and discharge any final judgment, levy of attachment, execution or other process against the assets of Borrower and such judgment be not satisfied, or such levy or other process be not removed, within 30 days after the date on which any period for appeal has expired ; or

                             (f) Borrower or Guarantor  shall be  adjudicated  a
bankrupt or insolvent, or shall consent to or apply for the appointment of a receiver, trustee or liquidator of itself or any of its property, or shall admit in writing its inability to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy or voluntary petition or an answer seeking reorganization or arrangement in a proceeding under any bankruptcy law; or

                             (g) There  shall have  occurred a material  adverse
change, as reasonably determined by Bank, in the financial condition or results in operations of the Borrower or Guarantor since the date of this Agreement including, but not limited to, a change in ownership or management of Borrower or Guarantor; or

                             (h) An Event of  Default  (as  defined in the other
Loan Documents) occurs in any of the other Loan Documents.

                             Section 7.2.  ENVIRONMENTAL  EVENTS OF DEFAULT. Any
of the following shall constitute an additional Event of Default:

                             (a)  If  Bank   receives  its  first  notice  of  a
hazardous discharge or environmental complaint from a source other than Borrower or Guarantor, and Bank does not receive notice (which may be given in oral form, provided same is followed with all due dispatch by written notice given by Certified Mail, Return Receipt Requested) of such hazardous discharge or environmental complaint from Borrower or Guarantor within seven (7) days of the time Bank first receives said notice from a source other than Borrower or Guarantor; or

                             (b) If any federal,  state or local agency  asserts
or creates a lien in excess of $50,000 on any or all of the assets, equipment, property, leaseholds or other facilities of the Borrower by reason of the occurrence of a hazardous discharge or environmental complaint; or

                             (c) If any federal, state or local agency asserts a
claim against Borrower or Guarantor and/or its assets, equipment, property, leaseholds or other facilities for damages or cleanup costs in excess of $50,000 relating to a hazardous discharge or environmental complaint; provided, however, such claim shall not constitute an Event of Default if, within ten (10) business days of the occurrence giving rise to the claim;

                             (i) Borrower or Guarantor can demonstrate to Bank's
satisfaction that Borrower or Guarantor has commenced and is diligently pursuing either: (1) a cure or correction of the event which constitutes the basis for the claim, and continues diligently to pursue such cure or correction to completion or (2) proceedings for an injunction, a restraining order or other appropriate emergent relief preventing such agency or agencies from asserting such claim, which relief is granted within ten (10) business days of the occurrence giving rise to the claim and the injunction, order or emergency relief is not thereafter resolved or reversed on appeal; and

                             (ii) In either of the foregoing events, Borrower or
Guarantor has posted a bond, letter of credit or other security satisfactory in form, substance and amount to both Bank and the agency or entity asserting the claim to secure the correction of the event which constitutes the basis for the claim.

                             Section 7.3.  ACCELERATION.  If an Event of Default
shall occur, any indebtedness of Borrower under this Agreement or any Note, any term of such Note to the contrary notwithstanding, shall, at Bank's option and without notice become immediately due and payable without presentment, notice or demand, all of which are hereby expressly waived by Borrower and Guarantor; and the obligation, if any, of the Bank to permit further borrowings hereunder shall immediately cease and terminate.

                          ARTICLE VIII - ENVIRONMENTAL

                             Section 8.1.  SURVIVAL.  This Article shall survive
the expiration or termination of this Agreement.

                             Section 8.2.  REPRESENTATIONS  AND WARRANTIES.  (a)
Borrower and Guarantor have duly complied in all material respects with, and its business, operations, assets, equipment, property, leaseholds or other facilities are in compliance in all material respects with, the provisions of all federal, state and local environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder.

                             (b)  Borrower  and  Guarantor  have been issued and
will maintain all required federal, state and local permits, licenses, certificates and approvals relating to (i) air emissions, (ii) discharges to surface or groundwater, (iii) noise emissions, (iv) solid or liquid waste disposal, (v) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any federal, state or local law, code or ordinance and all rules and regulations promulgated thereunder, as hazardous or potentially hazardous), or (vi) other environmental, health or safety matters. A true, accurate and complete list of all such permits, licenses, certificates and approvals will be made available at Bank's request.

                             (c) Borrower and Guarantor  have received no notice
of,  and  neither  knows  of
nor suspect, facts which might constitute any violations of any federal, state or local environmental, health or safety laws, codes or ordinances and any rules or regulations promulgated thereunder with respect to its business, operations, assets, equipment, property, leaseholds or other facilities.

                             (d) Except in accordance with a valid  governmental
permit, license, certificate of approval attached hereto, there has been no emission, spill, release or discharge into or upon (i) the air, (ii) soils or any improvements located thereon, (iii) surface water or groundwater, or (iv) the sewer, septic system or waste treatment, storage or disposal system servicing the premises, of any toxic or hazardous substances or wastes at or from the premises in amounts that would require corrective action; and accordingly the premises contain no such toxic or hazardous substances or wastes above amounts that would require corrective action.

                             (e)  Except  where   Borrower  or  Guarantor   have
provided written notification to Bank, there has been no complaint, order, directive, claim, citation or notice by any governmental authority or any person or entity with respect to (i) air emissions, (ii) spills, releases or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the premises, (iii) noise emissions, (iv) solid or liquid waste disposal, (v) the use, generation, storage, transportation or disposal of toxic or hazardous substances or waste or (vi) other environmental, health or safety matters affecting the Borrower, Guarantor or its business, operations, assets, equipment, property, leaseholds, or other facilities.

                             Section 8.3. BORROWER'S AND GUARANTOR'S  LIABILITY.
Borrower and Guarantor have no indebtedness, obligation or liability, absolute or contingent, matured or not matured, with respect to the storage, treatment, clean-up or disposal of any solid wastes, hazardous wastes or other toxic or hazardous substances (including without limitation any such indebtedness, obligation or liability with respect to any current regulation, law or statute regarding such storage, treatment, clean-up or disposal).

                             Section 8.4.  AFFIRMATIVE  COVENANTS.  Borrower and
Guarantor will, unless Bank shall otherwise consent in writing:

                             (a) be and  remain in  compliance  in all  material
respects with the provisions of all federal, state and local environmental, health and safety laws, codes and ordinances and all rules and regulations issued thereunder;

                             (b) notify the Bank  immediately of any notice of a
hazardous discharge or environmental complaint received from any governmental agency or any other party;

                             (c) notify the Bank  immediately  of any  hazardous
discharge from or affecting its premises; and

                             (i)  immediately  contain  and remove the same,  in
compliance in all material respects with all applicable laws; and

                             (ii)  promptly pay any fine or penalty  assessed in
connection therewith;

                             (d)  permit the Bank to inspect  the  premises,  to
conduct tests thereon, and to inspect all books, correspondence and records pertaining thereto; and

                             (e) at the Bank's  request,  and at the  Borrower's
and Guarantor's expense, provide a report to Bank of a qualified environmental engineer, satisfactory in scope, form, and content to the Bank, and such other and further assurances reasonably satisfactory to the Bank that the condition has been corrected.

                             Section   8.5.   INDEMNIFICATION.    Borrower   and
Guarantor hereby agree to defend, indemnify, and hold the Bank harmless from and against any and all claims, damages, judgments, penalties, costs and expenses (including reasonable attorney fees and court costs now or hereafter arising from the aforesaid enforcement of this clause) arising directly or indirectly from the activities of Borrower and Guarantor, their predecessors in interest, or third parties with whom it has a contractual relationship, or arising directly or indirectly from the violation of any environmental protection, health or safety law, whether such claims are asserted by any governmental agency or any other person. This indemnity shall survive termination of this Agreement.

                           ARTICLE IX - MISCELLANEOUS

                             Section 9.1.  WAIVER.  No delay or failure of Bank,
in exercising any right, power or privilege hereunder, shall affect such right, power or privilege; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or privilege hereunder, shall affect such right, power or privilege. The rights and remedies of Bank hereunder are cumulative and not exclusive. Any waiver, permit, consent or approval of any kind to Bank, of any breach or default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in such writing.

                             Section 9.2.  JURY WAIVER.  Borrower and  Guarantor
expressly waive any right to a trial by jury in any action or proceedings to enforce or defend any rights hereunder or under any amendment, instrument, document or agreement delivered, or which may hereafter be delivered, to or by Borrower or Guarantor.

                             Section 9.3.  NOTICES.  All  notices,  requests and
demands given to or made upon the respective parties shall be deemed to have been given or made when deposited in the mail, postage prepaid, and addressed as follows:

                             Borrower:  TENT Finance, Inc.
                                        300 Crescent Court, Suite 850
                                        Attn: James K. Zielke
                                        Dallas, Texas 75201

                             Bank:      INTRUST Bank, N.A.
                                        P.O. Box One
                                        Attn:  Bruce A. Long, Sr. Vice President
                                        Wichita, KS  67201

                             Guarantor: As Set Forth On Attachment "A".

                             Section   9.4.   WRITTEN   AGREEMENTS.   THIS  LOAN
AGREEMENT, TOGETHER WITH OTHER WRITTEN AGREEMENTS OF THE PARTIES, IS THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN THE BANK, THE BORROWER AND GUARANTOR, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES. ANY NON-STANDARD TERM MUST BE WRITTEN BELOW TO BE ENFORCEABLE.

                             BY SIGNING  BELOW THE PARTIES  AFFIRM  THERE ARE NO
UNWRITTEN AGREEMENTS BETWEEN THEM.

"BANK"                                      "BORROWER"

INTRUST Bank, N.A.                          TENT Finance, Inc.

By: /s/ Bruce A. Long                       By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Bruce A. Long, Sr. Vice President           Gary M. Judd,  CEO, COO & President

                                            Total Entertainment Restaurant Corp.

                                            By: /s/ Gary M. Judd
                                               --------------------------------
                                            Gary M. Judd, CEO, COO & President

"GUARANTOR"

Fox & Hound of Texas, Inc.                  Alabama Fox & Hound, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Fox & Hound of Colorado, Inc.               Bailey's Sports Grille, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

F & H Restaurant Corp.                      F & H Restaurant of Georgia, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Fox & Hound of Illinois, Inc.               Fox & Hound of  Indiana, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

F & H of Iowa, Inc.                         Fox & Hound of  Kansas, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President
"GUARANTOR"

Fox & Hound of Louisiana, Inc.              Fox & Hound of Michigan, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Fox & Hound of Missouri, Inc.               Fox & Hound of Nebraska, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

North Carolina Fox & Hound, Inc.            Fox & Hound of Ohio, Inc..


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Pennsylvania Fox & Hound, Inc.              Fox & Hound of Tennessee, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Fox & Hound, Inc.                           Fox & Hound II, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

F & H Dallas, L.P.,                         Fox & Hound Club
F & H Restaurant Corp., General Partner


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Midway Entertainment, Ltd.,                 N. Collins Entertainment, Ltd.,
F &  H Restaurant Corp., General Partner    F & H Restaurant Corp.,
                                            General Partner


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President
"GUARANTOR"

505 Entertainment, Ltd.,                    505 Beverage, Inc.
F & H Restaurant Corp., General Partner


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Fox & Hound of Houston, Ltd.,               Fox & Hound of Lubbock, Ltd.,
F & H Restaurant Corp., General Partner     F & H Restaurant Corp.,
                                            General Partner


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Raider Beverage Corporation                 Fox & Hound of Lewisville,   Ltd.,
                                            F & H Restaurant Corp.,
                                            General Partner


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Fox & Hound of San Antonio, Ltd.,           Jackson Beverage Corporation,
F & H Restaurant Corp., General Partner     f/k/a N. Collins  Beverage, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

                             Section 9.5. KANSAS LAW APPLICABLE.  This Agreement
shall be construed in accordance with the laws of the State of Kansas, without regard to principles of conflicts of laws, and applicable federal law. Borrower expressly agrees that jurisdiction and venue for all legal proceedings filed in connection herewith shall lie exclusively in Sedgwick County, Kansas.

                             Section  9.6.  OTHER LOAN  DOCUMENTS.  Borrower and
Guarantor understands and agrees that it is additionally bound by the terms and conditions of the other Loan Documents, which such terms and conditions are incorporated herein and made a part of this Agreement. To the extent that any term or provision contained in other Loan Documents conflicts with a term or provision of this Agreement, the term or provision providing the Bank the most security or the greatest right shall control.

                             Section  9.7.   BINDING  EFFECT.   The  rights  and
obligations of the parties under this Agreement shall inure to the benefit of, and shall be binding upon their heirs, personal representatives, successors and assigns.

                             Section 9.8.  COUNTERPARTS.  This  Agreement may be
executed in one or more counterparts each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                             IN WITNESS WHEREOF,  the parties have executed this
Agreement the day first above written.

"BANK"                                      "BORROWER"

INTRUST Bank, N.A.                          TENT Finance, Inc.


By: /s/ Bruce A. Long                       By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Bruce A. Long, Sr. Vice President            Gary M. Judd,  CEO, COO & President

                                            Total Entertainment Restaurant Corp.


                                            By: /s/ Gary M. Judd
                                               --------------------------------
                                            Gary M. Judd, CEO, COO & President

"GUARANTOR"

Fox & Hound of Texas, Inc.                  Alabama Fox & Hound, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Fox & Hound of Colorado, Inc.               Bailey's Sports Grille, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

"GUARANTOR"

F & H Restaurant Corp.                      F & H Restaurant of Georgia, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President




"GUARANTOR"

Fox & Hound of Illinois, Inc.               Fox & Hound of  Indiana, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

F & H of Iowa, Inc.                         Fox & Hound of Kansas, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Fox & Hound of Louisiana, Inc.              Fox & Hound of Michigan, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Fox & Hound of Missouri, Inc.               Fox & Hound of Nebraska, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President


North Carolina Fox & Hound, Inc.            Fox & Hound of Ohio, Inc..


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Pennsylvania Fox & Hound, Inc.              Fox & Hound of Tennessee, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Fox & Hound, Inc.                           Fox & Hound II, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

F&H Dallas, L.P.,                           Fox & Hound Club
F & H Restaurant Corp., General Partner


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Midway Entertainment, Ltd.,                 N. Collins Entertainment, Ltd.,
F & H Restaurant Corp., General Partner     F & H Restaurant Corp.,
                                            General Partner


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

505 Entertainment, Ltd.,                    505 Beverage, Inc.
F & H Restaurant Corp., General Partner


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Fox & Hound of Houston, Ltd.,               Fox & Hound of Lubbock, Ltd.,
F & H Restaurant Corp., General Partner     F & H Restaurant Corp.,
                                            General Partner


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Raider Beverage Corporation                 Fox & Hound of Lewisville,   Ltd.,
                                            F & H Restaurant Corp.,
                                            General Partner


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President

Fox & Hound of San Antonio, Ltd.,           Jackson Beverage Corporation,
F & H Restaurant Corp., General Partner     f/k/a N. Collins  Beverage, Inc.


By: /s/ Gary M. Judd                        By: /s/ Gary M. Judd
   ---------------------------------           --------------------------------
Gary M. Judd, President                     Gary M. Judd, President